July 31, 2016

SUMMARY PROSPECTUS

SAAT Core Market Strategy Fund (            )

Class D

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated July 31, 2016, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Capital appreciation while maintaining broad equity and fixed income market participation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class D Shares
Management Fees	0.10%
Distribution (12b-1) Fees	0.75%
Other Expenses	0.50%^
Acquired Fund Fees and Expenses (AFFE)	0.77%
Total Annual Fund Operating Expenses	2.12%†

^ Other Expenses have been restated to reflect estimated fees and expenses for the upcoming fiscal year.

† Because the Core Market Strategy Fund (Fund) incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Market Strategy Fund — Class D Shares	$215	$664	$1,139	$2,452

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate capital appreciation while maintaining broad equity and fixed income market participation. The Fund predominantly invests in other SEI funds, each of which has its own investment goal (the Underlying SEI Funds). The Underlying SEI Funds invest, in turn, in securities and other instruments of various asset classes. Each of the Underlying SEI Funds is managed by one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) under the supervision of SEI Investments Management Corporation (SIMC or the Adviser), or, in certain circumstances, is managed directly by SIMC.

The Fund's assets may be diversified across Underlying SEI bond and money market funds, equity funds, real estate funds and multi-asset funds. The bond funds may consist of a wide range of investment styles that provide exposure to U.S. and/or foreign fixed income securities of varying credit quality (including junk bonds), maturity and duration. The equity funds may consist of a wide range of investment styles that provide investment exposure to U.S. and/or foreign equity securities of companies of various capitalization ranges. The real estate funds provide exposure to the equity securities of real estate companies. The multi-asset funds consist of funds that seek to achieve their investment goals by selecting investments from among a broad range of asset classes. A multi-asset fund may also adjust its allocation among asset classes over short periods of time, and therefore it may provide the Fund with a dynamic investment component. Although a multi-asset fund could consist of equity securities, bonds or real estate securities, it may also provide exposure to additional asset classes, such as commodities.

The Fund's assets are allocated among a variety of Underlying SEI Funds within the following percentage ranges:

Underlying SEI Fund Type	Investment Range (Percentage of the Fund's Assets)
Investment Grade Bond & Money Market Funds	0-75%
U.S. Equity Funds	0-70%
International Equity Funds	0-30%
Non-Investment Grade Bond Funds	0-30%
Real Estate Funds	0-20%
Multi-Asset Investment Funds	0-60%

The Fund may also directly invest in interests of exchange-traded products (ETPs) (including exchange-traded funds structured as investment companies (ETFs), exchange-traded notes (ETNs) and exchange-traded commodity pools), shares of other investment companies, and derivative instruments, such as futures contracts, options, forward contracts and swaps. The Fund may invest in such instruments to implement an investment technique or achieve a specific asset class exposure that could not be efficiently implemented from an allocation to the Underlying SEI Funds alone. For instance, the Fund may invest in such securities to offset or pursue a sector overweight or underweight, to hedge or increase exposure to a specific currency, to gain exposure to additional asset classes, to adjust characteristics of the Fund, such as interest rate duration or yield curve exposure, or to otherwise enhance or offset exposures incurred by the Fund through its investments in the Underlying SEI Funds.

SEI / SUMMARY PROSPECTUS

Principal Risks

The success of the Fund's investment strategy depends on SIMC's allocation of assets among the Underlying SEI Funds and its selection of other investment companies, ETPs and derivative instruments in which to invest that portion of the Fund's assets not allocated to the Underlying SEI Funds. In managing the Fund, SIMC may be incorrect in assessing market trends or the value or growth capability of particular asset classes or other investments. In addition, the methodology by which SIMC allocates the Fund's assets among the Underlying SEI Funds and other investments may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Underlying SEI Funds and other investment companies and ETPs in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The principal risks of the Fund as a result of its investments in the Underlying SEI Funds and other investment companies, ETPs or other investments are set forth below.

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended, and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund's and certain Underlying SEI Funds' investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument's underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's or the Underlying SEI Fund's management or performance. The use of swaps and OTC forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's or an Underlying SEI

SEI / SUMMARY PROSPECTUS

Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's or an Underlying SEI Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Products Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the value of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying SEI Fund's and, in turn, the Fund's value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund's and the Fund's liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short

SEI / SUMMARY PROSPECTUS

selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded OTC or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

As of July 31, 2016, the Class D Shares of the Fund had not commenced operations. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares inception, compared with those of a broad measure of market performance. Since Class D Shares are invested in the same portfolio of securities, returns for Class D Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class D Shares have higher expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 12.85% (06/30/09)

Worst Quarter: -13.40% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2016 to June 30, 2016 was 5.32%.

Average Annual Total Returns (for the periods ended December 31, 2015)

This table compares the Fund's average annual total returns for Class A Shares to those of a broad-based index and two additional indexes: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index. The foregoing indexes, when considered together, may provide investors with a useful comparison of the Fund's overall performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns

SEI / SUMMARY PROSPECTUS

after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Core Market Strategy Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (11/14/2003)
Return Before Taxes	-3.12%	4.52%	3.91%	4.66%
Return After Taxes on Distributions	-4.34%	3.43%	2.52%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	-1.73%	3.11%	2.57%	3.22%
Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%	4.38%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.80%
MSCI EAFE Index Return (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%	5.83%

* Index returns are shown from November 30, 2003.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Bryan Hoffman	Since 2016	Portfolio Manager
James Smigiel	Since 2012	Managing Director and Head of Portfolio Strategies Group
Ryan Schneck	Since 2012	Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class D Shares is $150,000, with minimum subsequent investments of $1,000. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-DIAL-SEI, as applicable.

Tax Information

The distributions made by the Funds are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.